                                    EXHIBIT 10.11

                                   LEASE AGREEMENT

    THIS AGREEMENT, Made this 1st day of January, 1996, by and between ELPO PARTNERSHIP, a partnership under the laws of the State of Minnesota party of the first part, Lessor, and Goodhue County Financial Corporation party of the second part, Lessee.

    WITNESSETH, That the said party of the first part, in consideration of the
rents and covenants hereinafter mentioned, do     hereby Lease to the said party
of the second part, and the said party of the second part do     hereby hire and
take from the said party of the first part, the following described premises situated in the County of Goodhue and State of Minnesota viz:

    The premises presently occupied by the Red Wing Loan & Investment Company at 432 West Third Street, Red Wing, MN.

TO HAVE AND TO HOLD, The said premises just as they are, without any liability or obligation on the part of said Lessor of making any alterations, improvements or repairs of any kind on or about said premises, for the term of Three Years from January 1, 1996, for the following purposes, to-wit:

The operation of a loan and thrift company and other similar related purposes.

SEE ATTACHED SHEET FOR ADDITIONAL TERMS AND CONDITIONS.

paying therefor the rent of Four Hundred Forty and no/100 Dollars ($440.00) per month.

    And the said Lessee does covenant to pay the said rent in equal monthly payments in advance, to-wit: The sum of Four Hundred Forty and no/100 Dollars, on or before the first day of every month during said term at Red Wing, Minnesota and that said Lessee will keep and maintain the said premises during the aforesaid term, and quit and deliver up the said premises to the said Lessor peaceably and quietly at the end of the aforesaid term or at any previous termination thereof for any cause, in as good order and condition and state of repair, reasonable use and wearing thereof and inevitable accidents excepted, as the same now are or may be put into by said Lessor.

    Lessee further agrees to give Lessor written notice thirty days before the expiration of this lease of its intention to vacate at the end of this lease, otherwise Lessor will have option of continuing this lease for _________________ from such expiration without notice to Lessee.

    That said Lessee will keep said premises continually in a neat, clean and respectable condition, and will keep the sidewalks in front and along said premises cleared of ice and snow, or other obstructions or objectionable thing. All ashes, garbage and refuse of any kind is to be removed at Lessee's expense. That said Lessee will not allow any liquors or beverages of an intoxicating nature or tendency to be sold on said premises, nor permit any gambling or other immoral practice therein.

    The said Lessee will not make or allow any waste thereon or thereof, and will not assign or underlet said premises or any part thereof without the written consent of said Lessor. Said Lessee also agree to replace all glass broken on said premises during said term, and pay for all city water, light and heat and other utilities used thereon during the term of this lease, and not to use said premises nor any part thereof for any purposes called extra hazardous by insurance companies.

    And if said monthly payments, whether the same be demanded or not, are not paid when they become due; or if said leased premises shall be appropriated to or used for any other purpose or use than is hereinbefore specified; or if any liquor, gambling or any other immoral practices are allowed on said premises, or any damage or waste shall be made thereon; or if any part of said premises shall be underlet or this lease be assigned without the written consent of said Lessor as above specified; or if any term, condition or covenant of this lease on the part of the said Lessee to be by said Lessee kept or performed, shall be violated or neglected, then the said Lessee do hereby authorize and fully empower said Lessor or its agent to cancel and annul this lease at once and to re-enter and take possession of said premises immediately and by force if necessary without any previous notice of intention to re-enter, and remove all persons and their property therefrom and to use such force and assistance in effecting and perfecting such removal as said Lessor may deem advisable to recover at once full and exclusive possession of all said leased premises, whether in possession of said Lessee or of third persons, or vacant; or said Lessor or its agent may at its option at any time after such default or violation of condition or covenant, re-enter and take possession of said premises, without such re-entering working a forfeiture of the rents to be paid and the covenants to be kept by said Lessee for the full term of this lease.

    If the leased premises, building, or any part thereof, shall be partially damaged by fire, storm, earthquake or other casualty not due to lessee's negligence or willful act or that of his employee, family, agent, or visitor, the premises shall be promptly repaired by lessor and there shall be an abatement of rent corresponding with the time during which, and the extent to which, the leased premises may have been untenantable; but, if the leased premises should be damaged other than by lessee's negligence or willful act or that of his employee, family, agent, or visitor, to the extent that lessor shall decide not to rebuild or repair, the term of this lease shall end and the rent shall be prorated up to the time of the damage.

    And it is Mutually Agreed, That all the covenants, terms and conditions of this lease shall extend, apply to and firmly bind the heirs, personal representatives, successors and assigns of the respective parties hereto as fully as the respective parties are themselves bound.

ADDITIONAL TERMS

1. It is understood and agreed that lessor may raise the rent at any time during the term of this lease or any extension thereof only under the following conditions:

    The rented premises are a part of a building, the ground floor of which is rented in part to Struss Optical, 434 West Third Street, Red Wing, Minnesota, in part to Kask Electric, 436 West Third Street, Red Wing, Minnesota, and in part to Red Wing Loan & Investment Company, 432 West Third Street, Red Wing, Minnesota (by this lease rented to lessee). The rent of lessee will not be raised unless the rent of the other tenants of the building named herein or their successors is also raised and then only if the rent of each of the tenants is raised by the same percentage amount. For example, if the rent of Munson Printing, Struss Optical and Kask Electric or their successors are each raised by 5%, then and in that event the rent of lessee may be raised by 5%.

2. Lessee shall have the right to renew this lease for an additional three year period under the same terms and conditions by giving written notice of its intention to exercise this option to lessor 90 days prior to the termination of this lease. If the lessee exercises its option to renew this lease for such additional three year period, it shall have the further option to renew this lease for a second additional three year term by giving written notice to lessor 90 days prior to the termination of the first three year renewal period.

3.  Lessor agrees to furnish heat and water.

    In Testimony Whereof, Both parties have signed this lease this 1st day of January, 1996.


                                       ELPO PARTNERSHIP

                                       BY:  /s/ Samuel Struss
                                          ------------------------------


                                       GOODHUE COUNTY FINANCIAL CORPORATION

                                       BY:  /s/ Richard D. Gielau
                                          ------------------------------

State of Minnesota )
                   ) ss.
County of Goodhue  )

    On this 1st day of January A.D. 1996, before me, Patrick Toegel a Notary Public within and for said County and State, personally appeared Samuel Struss, a partner of ELPO PARTNERSHIP to me known to be the same person described in and who executed the foregoing instrument, and acknowledge that he executed the same as his free act and deed.

                                              Patrick J. Toegel
                                       ------------------------------
                                                Notary Public


State of Minnesota )
                   ) ss.
County of Goodhue  )

    On this 1st day of January, 1996, before me, a Notary Public within and for said County, personally appeared Richard D. Gielau to me personally known, who, being each by me duly sworn he did say that he is the President of the corporation named in the foregoing instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and said Richard D. Gielau acknowledged said instrument to be the free act and deed of said corporation.


                                              Patrick J. Toegel
                                        ------------------------------
                                                Notary Public